UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

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Filed by a Party other than the Registrant   ☐

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☐ Preliminary Proxy Statement
☐  Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☑  Definitive Additional Materials
☐  Soliciting Material under Rule 14a-12

PERNIX THERAPEUTICS HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PERNIX THERAPEUTICS HOLDINGS, INC.		CONTROL ID:
REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS for the Stockholder Meeting to be held on
	DATE:	Wednesday, June 19, 2013
	TIME:	at 11:00 a.m.(local time)
	LOCATION:	Pernix Therapeutics Holdings, Inc. 10003 Woodloch Forest Dr., Suite 950, The Woodlands, TX 77380

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: Call toll free 1-866-752-8683	FAX: Send this card to 202-521-3464	INTERNET: https://www.iproxydirect.com/PTX and follow the on-screen instructions	EMAIL: proxy@iproxydirect.com. Include your Control ID in your email.

This communication represents a notice to access a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement is available at: https://www.iproxydirect.com/PTX

If you want to receive a paper copy of the proxy materials you must request one. There is no charge to you for requesting a copy.  To facilitate timely delivery please make the request, as instructed above, prior to June 5, 2013.

you may enter your voting instructions at https://www.iproxydirect.com /PTX until 11:59 pm eastern time June 18, 2013.

The purposes of this meeting are as follows:

1.    To elect five directors for a term of one year;
2.    To approve, on an advisory basis, the Company’s executive compensation;
3.    To indicate, on an advisory basis, how frequently the Company should hold an advisory vote on executive compensation;
4.    To ratify the selection of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013; and
5.    To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

Pursuant to Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Annual meeting are available on the Internet. Follow the instructions above to view the materials and vote or request printed copies.

Only stockholders of record at the close of business on April 22, 2013 (the “Record Date”) are entitled to notice and to vote at the Meeting and any adjournment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES IN PROPOSAL 1, “FOR” PROPOSALS 2 AND 4, AND IN FAVOR OF “ONE YEAR” ON PROPOSAL 3.

Please note – This is not a Proxy Card - you cannot vote by returning this card

Pernix Therapeutics Holdings, Inc. SHAREHOLDER SERVICES 500 Perimeter Park Drive Suite D Morrisville NC 27560	FIRST-CLASS MAIL US POSTAGE PAID CARY NC PERMIT # 869

TIME SENSITIVE SHAREHOLDER INFORMATION ENCLOSED

IMPORTANT SHAREHOLDER INFORMATION

YOUR VOTE IS IMPORTANT